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                                                   JUNE 15, 1999 SUPPLEMENT TO
                                                  PROSPECTUS DATED MAY 1, 1999

THE TRAVELERS SERIES TRUST

The cover page of the Travelers Series Trust prospectus is amended as follows:

Fund shares are offered only to separate accounts of The Travelers Insurance Company, The Travelers Life and Annuity Company or to separate accounts of affiliated companies (together, "The Travelers"). The Funds serve as funding options for certain variable annuity and variable life insurance contracts issued by The Travelers.


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